UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
AMENDMENT NO. 1 to CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 12, 2011 (May 5, 2011)

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Explanatory Note

This Current Report on Form 8-K/A updates the Form 8-K dated May 5, 2011 reporting the voting results of the 2011 Annual Meeting of the Stockholders of Eastman Chemical Company under Item 5.07.  Among the items of business acted upon by stockholders at the Annual Meeting  and reported on the May 5, 2011 Form 8-K were the advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote) and the advisory vote on the frequency of future say-on-pay votes.

Item 5.07(d) -- Submission of Matters to a Vote of Security Holders (Frequency of Future Say-on-Pay Votes)

As previously reported, a plurality (the largest number) of votes cast in the advisory vote on the frequency of future say-on-pay votes were for such vote to occur “every year”, supporting the Board of Directors’ recommendation that an advisory say-on-pay stockholder vote be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders, as follows:

Say-on-Pay Frequency Votes; Abstentions and Broker Non-Votes	Votes For (% of voted shares); Abstentions and Broker Non-Votes (% of outstanding shares)
Every Year	50,072,786 (89.27%)
Every Other Year	308,139 (0.55%)
Every Three Years	5,712,122 (10.18%)
Abstentions	121,094 (0.17%)
Broker Non-Votes	4,958,745 (6.98%)

In light of this advisory vote and in accordance with the Board of Directors' previous recommendation, the Board has determined that an advisory say-on-pay stockholder vote will be included in the Company’s proxy statement for, and voted on by stockholders at, each annual meeting of stockholders.

EASTMAN CHEMICAL COMPANY - EMN
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company

By: /s/ Scott V. King

Scott V. King,

Vice President, Controller and Chief Accounting Officer

Date:  August 12, 2011